SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 2, 2008

PULMO BIOTECH INC.

(Exact name of Registrant as specified in charter)

Delaware	000-50678	20-5622985
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 Park Avenue, Suite 7B
New York NY 10028-0912
(Address of Principal Executive Offices)

(646) 827å9362
(Registrant’s telephone number, including area code)

Item 7.01. Regulation FD Disclosure.

On July 2, 2008, Pulmo BioTech Inc., a Delaware corporation, released a press release in which it announced the possibility of a new MRI-based application for its PulmoBind Molecular imaging technology. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. N/A

(b) Pro Forma Financial Information. N/A

(c) Shell Company Transactions. N/A.

(d) Exhibits

99.1 Press Release dated July 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMO BIOTECH INC.

Date: July 2, 2008	By:	/s/ Garry McCann.
	Name:	Garry McCann
	Title:	President and Chief Executive Officer